SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2002

ATMEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2325 Orchard Parkway, San Jose, California	95131

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(408) 441-0311

Not applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

     Item 9. Regulation FD Disclosure

     On August 9, 2002 each of the Principal Executive Officer, George Perlegos, and Principal Financial Officer, Donald Colvin, submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached as an Exhibit (99.1 and 99.2).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMEL CORPORATION

Date: August 9, 2002

/s/ Gust Perlegos
Gust Perlegos Executive Vice President, Office of the President

EXHIBIT INDEX

Exhibit
Number	Document Description

99.1	Statement Under Oath of Principal Executive Officer dated August 2, 2002.

99.2	Statement Under Oath of Principal Financial Officer dated August 6, 2002.